SCHEDULE A
                            DATED NOVEMBER 17, 2014
                                     TO THE
                          EXPENSE LIMITATION AGREEMENT
                        DATED FEBRUARY 26, 2013 BETWEEN
                        THE ADVISORS' INNER CIRCLE FUND
                                      AND
                           WESTWOOD MANAGEMENT CORP.

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

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
NAME OF FUND                                   MAXIMUM ANNUAL OPERATING EXPENSE LIMIT      INITIAL TERM END DATE
-------------------------------------------------------------------------------------------------------------------
                                                 Institutional Shares         1.00%          February 28, 2016
Westwood Large Cap Value Fund                    Class A Shares               1.25%          February 28, 2016
                                                 Institutional Shares         0.90%          February 28, 2016
Westwood Income Opportunity Fund                 Investor Class               1.15%          February 28, 2016
Westwood SMidCap Fund                            Institutional Shares         1.25%          February 28, 2016
Westwood Small Cap Value Fund                    Institutional Shares         1.10%          February 28, 2016
Westwood Dividend Growth Fund                    Institutional Shares         1.00%          February 28, 2016
Westwood SMidCap Plus Fund                       Institutional Shares         1.00%          February 28, 2016
Westwood Short Duration High Yield Fund          Institutional Shares         0.90%          February 28, 2016
                                                 Class A Shares               1.15%          February 28, 2016
Westwood Global Equity Fund                      Institutional Shares         1.00%          February 28, 2016
                                                 Class A Shares               1.25%          February 28, 2016
Westwood Global Dividend Fund                    Institutional Shares         1.00%          February 28, 2016
                                                 Class A Shares               1.25%          February 28, 2016
Westwood Emerging Markets Fund                   Institutional Shares         1.20%          February 28, 2016
                                                 Class A Shares               1.45%          February 28, 2016
Westwood Emerging Markets Plus Fund              Institutional Shares         1.20%          February 28, 2016
                                                 Class A Shares               1.45%          February 28, 2016
Westwood MLP and Strategic Energy Fund           Institutional Shares         1.00%          February 28, 2017
Westwood Opportunistic High Yield Fund           Institutional Shares         0.75%          February 28, 2017
                                                 Ultra Shares                 0.60%          February 28, 2017
Westwood Market Neutral Income Fund              Institutional Shares         1.20%          February 28, 2017
Westwood Strategic Global Convertibles Fund      Institutional Shares         0.85%          February 28, 2017


This Agreement relates to the following Funds of the Trust:

                                                                               WESTWOOD MANAGEMENT CORP.
                                                                               By: /s/ Julie K. Gerron
                                                                                   Name: Julie K. Gerron
                                                                                   Title: General Counsel

                                                                               THE ADVISORS' INNER CIRCLE FUND
                                                                               By: /s/ Dianne M. Descoteaux

                                                                                   Name: Dianne M. Descoteaux
                                                                                   Title: VP & Secretary

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